CAPITAL ACCUMULATION PLAN OF
                               LEVI STRAUSS & CO.


                                   AMENDMENTS


         WHEREAS, LEVI STRAUSS & CO.("LS&CO.") maintains the Capital Accumulation Plan of Levi Strauss & Co. (the "CAP"); and

         WHEREAS, Part 2, Q&A-33 of the CAP provides that LS&CO. may amend the CAP at any time and for any reason; and

         WHEREAS, LS&CO. desires to amend the CAP effective April 3, 2000 to eliminate the one year service requirement for employee contributions; and

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of LS&CO. authorized Robert D. Haas, Chairman of the Board, to adopt certain amendments to the CAP and to delegate to certain other officers of LS&CO. the authority to adopt certain amendments to the CAP; and

         WHEREAS, on December 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the CAP, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREOF, the amendments herein are within such limits to the delegated authority of Donna J. Goya;

         NOW, THEREFORE, the CAP is hereby amended as follows, effective as of the dates set forth below:

1. Effective as of April 3, 2000, the first bullet of Part 1 of the CAP is hereby amended in its entirety to read as follows:

                  "Prior to April 3, 2000, Home Office payroll employees are eligible to participate in the Plan if they have completed at least one year of service and would be eligible to participate in the Employee Investment Plan ("EIP") if not for that plan's exclusion of employees whose compensation exceeds the applicable maximum limitation. Effective as of April 3, 2000, Home Office payroll employees are eligible to participate in the Plan if they have completed at least one hour of service and would be eligible to participate in the EIP if not for that plan's exclusion of employees whose compensation exceeds the applicable maximum limitation."

2. Effective as of April 3, 2000, the fourth sentence of Part 2, Q&A-3 of the CAP is hereby amended to read as follows:

                  "In order to otherwise have been eligible to participate in the EIP, you must (1) have at least one year of service as an employee of the Company or any subsidiary of the Company; except that effective as of April 3, 2000, you must have only one hour of service as an employee of the Company or any subsidiary of the Company, and (2) currently be paid on the Home Office payroll and employed by the Company or any subsidiary of the Company that has adopted the EIP."

3. Effective as of April 3, 2000, Part 2, Q&A-5 of the CAP is hereby amended in its entirety to read as follows:

                  "Prior to April 3, 2000, you may enroll and begin participation in the Plan effective on the first day of any payroll period after you have completed one year of service (whether before or after the effective date of the Plan) if you otherwise are an eligible employee at that time. Effective as of April 3, 2000, you may enroll and begin your participation in the Plan effective on the first day of any payroll period coinciding with or following the date you perform one hour of service, if you otherwise are an eligible employee at that time."

4. Effective as of April 3, 2000, the first sentence of Part 2, Q&A-7 of the CAP is hereby amended to read as follows:

                  "After you have completed one year of service, your contributions deducted from each paycheck and AIP payment under the Plan earn the Match, which is an employer payment equal to 75% of your contributions under the Plan."

                                      * * *

         IN WITNESS WHEREOF, the undersigned has set her hand hereunto, on March ____, 2000.

                                               LEVI STRAUSS & CO.



                                               ---------------------------------
                                               Donna J. Goya
                                               Senior Vice President